Accounts Receivable, Net - Schedule of Analysis of Allowance for Doubtful Accounts (Detail) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)	Dec. 31, 2020 CNY (¥)
Receivables [Abstract]
Beginning balance	¥ 177,563	$ 25,744	¥ 128,199	¥ 33,989
Additions charged to current expected credit loss	20,602	2,987	53,294	104,434
Reversal	(12,303)	(1,784)	0	(8,751)
Write off	(107)	(15)	(3,930)	(1,473)
Ending balance	¥ 185,755	$ 26,932	¥ 177,563	¥ 128,199